Pension, Health Care and Postretirement Benefits Other Than Pensions - Expected Retiree Health Care Benefit Cash Payments (Details) - Postretirement Benefits Other than Pensions $ in Thousands	Dec. 31, 2018 USD ($)
Expected Cash Payments
2019	$ 17,013
2020	18,757
2021	19,391
2022	19,969
2023	19,991
2024 through 2028	98,836
Total expected benefit cash payments	$ 193,957